UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2007

Getty Realty Corp.
(Exact name of registrant as specified in charter)

Maryland (State of Organization)	001-13777 (Commission File Number)	11-3412575 (IRS Employer Identification No.)

125 Jericho Turnpike, Suite 103
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (516) 478-5400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective March 31 , 2007, Getty Realty Corp. (the “Company”) completed the acquisition of 59 convenience store and gas station properties owned and leased by various subsidiaries of Trustreet Properties, Inc. (“Trustreet”) (now known as FF-TSY Holdings Company II, LLC), a subsidiary of General Electric Capital Corporation, for approximately $78 million. The Company expects to acquire additional properties from Trustreet over the next 30 days that were a part of the previously announced 68 property transaction with Trustreet.

Item 7.01. Regulation FD Disclosure.

A copy of the press release dated April 2, 2007 issued by Getty Realty Corp is furnished as Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Properties Acquired.

It is impracticable to provide the required financial statements for the acquired real estate properties described in Item 2.01 above at the time of this filing and no financials (audited or unaudited) are available at this time. The Company hereby confirms that it intends to file the required financial statements on or before 71 days after the date this report must be filed.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

99.1  Press release dated April 2, 2007 issued by Getty Realty Corp.*
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* The information disclosed in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “Forward Looking Statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When the words “believes”, “expects”, “plans”, “projects”, “estimates” and similar expressions are used, they identify forward-looking statements. This Current Report on Form 8-K includes the forward-looking statement that the Company expects to acquire additional properties from Trustreet over the next 30 days. These forward-looking statements are based on management’s current beliefs and assumptions and information currently available to management and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Information concerning factors that could cause our actual results to differ materially from these forward-looking statements can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as well as in the other filings we make with the Securities and Exchange Commission. We undertake no obligation to publicly release revisions to these forward-looking statements to reflect future events or circumstances or reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.

Date: April 5, 2007	By:	/s/ Thomas J. Stirnweis
Thomas J. Stirnweis
Vice President, Treasurer and Chief Financial Officer